UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2020 (June 8, 2020)

DIGITAL ALLY, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-33899	20-0064269
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9705 Loiret Blvd., Lenexa, KS 66219

(Address of Principal Executive Offices) (Zip Code)

(913) 814-7774

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.001 par value	DGLY	The Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events.

As previously disclosed on the Current Report on Form 8-K, filed by Digital Ally, Inc. (the “Company”) on June 4, 2020, the Company consummated an underwritten public offering (the “Offering”) of 3,090,909 shares (the “Firm Shares”) of common stock, par value $0.001 per share, of the Company (the “Common Stock”). The Offering was conducted pursuant to an underwriting agreement, dated June 2, 2020 (the “Underwriting Agreement”), between the Company and Aegis Capital Corp., as representative of the underwriters (the “Underwriters”). The Firm Shares were sold at a public offering price of $1.65 per share. Pursuant to the Underwriting Agreement, the Company granted the Underwriters a forty-five (45)-day option to purchase up to an additional 463,636 shares of Common Stock at the public offering price, less underwriting discounts and commissions, to cover over-allotments, if any (the “Option Shares” and together with the Firm Shares, the “Shares”).

The Offering of the Shares were registered pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-225227) (the “Registration Statement”), which was initially filed with the U.S. Securities and Exchange Commission on May 25, 2018, and was declared effective on June 6, 2018, and the related base prospectus included in the Registration Statement, as supplemented by the prospectus supplement dated June 2, 2020 (the “Prospectus Supplement”).

On June 8, 2020, the Underwriters fully exercised their over-allotment option to acquire the Option Shares at $1.65 per share, and the offering of the Option Shares closed on June 8, 2020. The exercise of such over-allotment option resulted in additional gross proceeds, before deducting underwriting discounts and commissions and other estimated Offering expenses, of $764,999.40, which the Company intends to use for general corporate purposes, including for compliance with certain Nasdaq continued listing requirements and continued investments in the Company’s commercialization efforts.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2020

Digital Ally, Inc.

By:	/s/ Stanton E. Ross
Name:	Stanton E. Ross
Title:	Chairman, President and Chief Executive Officer